SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2005

GOLDEN PATRIOT, CORP.

-----------------------------------------

(Exact name of registrant as specified in its charter)

NEVADA

98-0216152

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

3000 Marcus Avenue

Suite 3W4

New Hyde Park, NY

11042

(Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code

516-488-5400

Commission File Number: 000-33065

789 West Pender Street, Suite 1205

Vancouver, British Columbia, Canada

V6C 1H2

 (Former name or former address,                                                           (Zip Code)

if changed since last report.)

The  following   information   specifies   forward-looking   statements  of  our management.   Forward-looking   statements  are  statements  that  estimate  the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of  forward-looking  terminology such as "may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms.  Actual  results may differ  materially  from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following  information  represent estimates of future events and are subject to uncertainty as to possible changes in economic,  legislative,  industry,  and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among  reasonable  alternatives  require the  exercise of  judgment.  To the extent that the assumed events do not occur, the outcome may vary  substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those  forward-looking  statements.  No assurance can be given that any of the  assumptions  relating to the  forward-looking  statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

We are extremely pleased to announce that we have been informed by the operator that sampling on the Gold View property in Nevada is now at the lab and that results are expected back within the next few weeks.  If the samples are encouraging it is anticipated that a drill program with be set forth.  Bradley Rudman, our president stated, “This is a bonus to GPTC at this time.  Going forward GPTC will be focusing the vast majority of its resources and time to our exciting Lucky Boy Uranium program.  If the Gold View results are encouraging then this would give GPTC two separate active drill programs in the coming months.  This is a very exciting time for GPTC’s shareholders and management, and we are looking forward to the future growth of GPTC based on its new upcoming drill programs.”

We have been notified by Ashworth Explorations Ltd. (“Ashex”), that the first phase of a two phase work program on the Lucky Boy property has commenced.  Work will consist of grid establishment, geochemical and radiometric surveys, along with geological mapping and sampling. Drill targets will be determined by Dr. J.H. Montgomery, the Qualified Person overseeing the project. Fred Brost P.Eng. of Mining and Environmental Consultants Inc., Phoenix, AZ., will initiate the application process concurrent with this work and in anticipation of an early fall drill-program.

We hold under an option agreement the right to acquire 100% interest in the Lucky Boy Uranium Project in Arizona, subject to Rodinia Minerals Inc.’s option to acquire as much as 40% interest subject to certain terms and conditions. Uranium has been mined from the Lucky Boy Project in the past. The Lucky Boy Project was one of the first producing uranium mines in the state of Arizona.

To receive timely updates and information on any future developments as they occur please email us at info@goldenpatriotcorp.com.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PATRIOT, CORP.

/s/ Bradley Rudman

__________________________________

Bradley Rudman

President, Chief Financial Officer & Director

Date:         June 29, 2005